Exhibit 99.1

Altair Announces First Quarter 2021 Financial Results

Delivers Record Software Revenue and Total Revenue, Exceeding Expectations

TROY, Mich. – May 6, 2021 – Altair (Nasdaq: ALTR), a global technology company providing software and cloud solutions in the areas of simulation, high-performance computing, data analytics and artificial intelligence today released its financial results for the first quarter ended March 31, 2021.

“Altair had an excellent first quarter 2021, due in large measure to the strength of our constantly evolving software portfolio,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair. “Our vision of the convergence of simulation, HPC, and AI driving enterprise decisions is emerging as a clear imperative embraced by customers. This technical direction, which we identified early on and have invested in significantly, is important and manifest in all the markets we serve. We look forward to sharing our longer-term vision and strategy for the company at our virtual Investor Day on May 27.”

“I’m pleased to report our second consecutive quarter of record software revenue and total revenue, which far exceeded our expectations, led by strong renewal business and expansion in software,” said Matt Brown, Chief Financial Officer of Altair. “We’re executing on our mission to transform enterprise decision making, while driving top line revenue growth and maintaining a disciplined approach to spending to expand our profitability.”

First Quarter 2021 Financial Highlights

•	Software product revenue was $129.5 million compared to $108.4 million for the first quarter of 2020, an increase of 19.5%
•	Total revenue was $150.2 million compared to $131.5 million for the first quarter of 2020, an increase of 14.2%
•

Net income was $14.4 million compared to $6.0 million for the first quarter of 2020, an increase of 138%. Diluted net income per share was $0.18 based on 79.3 million diluted weighted average common shares outstanding, compared to diluted net income per share of $0.08 for the first quarter of 2020, based on 77.0 million diluted weighted average common shares outstanding

•	Adjusted EBITDA was $37.0 million compared to $21.7 million for the first quarter of 2020, an increase of 70.5%. Adjusted EBITDA margin was 24.6% compared to 16.5% for the first quarter of 2020.
•

Non-GAAP net income was $26.0 million, compared to Non-GAAP net income of $15.1 million for the first quarter of 2020, an increase of 72.4%. Non-GAAP diluted net income per share was $0.31 based on 83.4 million non-GAAP diluted common shares outstanding, compared to Non-GAAP diluted net income per share of $0.19 for the first quarter of 2020, based on 78.4 million non-GAAP diluted common shares outstanding

•	Free cash flow was $33.5 million, compared to $26.4 million for the first quarter of 2020, an increase of 27.1%

Business Outlook

Based on information available as of today, Altair is issuing guidance for the second quarter and full year 2021.

(in millions)	Second Quarter 2021			Full Year 2021
Software Product Revenue	$92.0	to	$95.0	$425.0	to	$433.0
Total Revenue	$111.0		$114.0	$504.0		$512.0
Net Loss	$(23.7)		$(21.8)	$(37.6)		$(29.8)
Non-GAAP Net Income	$0.1		$1.6	$38.0		$44.0
Adjusted EBITDA	$2.0		$4.0	$59.0		$67.0

Conference Call Information

What: Altair’s First Quarter 2021 Financial Results Conference CallWhen:Thursday, May 6, 2021
Time:5:00 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 5262418, Domestic(404) 537-3406, Conference ID 5262418, InternationalWebcast: http://investor.altair.com  (live & replay)

Exhibit 99.1

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Company’s equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global technology company that provides software and cloud solutions in the areas of simulation, high-performance computing, data analytics and artificial intelligence. Altair enables organizations across broad industry

Exhibit 99.1

segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the second quarter and full year 2021, our statements regarding our expectation for 2021, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2021	December 31, 2020
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$243,364	$241,221
Accounts receivable, net	107,112	117,878
Income tax receivable	5,985	6,736
Prepaid expenses and other current assets	22,295	21,100
Total current assets	378,756	386,935
Property and equipment, net	39,143	36,332
Operating lease right of use assets	33,568	33,526
Goodwill	262,090	264,481
Other intangible assets, net	70,912	76,114
Deferred tax assets	8,476	7,125
Other long-term assets	24,968	25,389
TOTAL ASSETS	$817,913	$829,902
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$394	$30,384
Accounts payable	6,671	8,594
Accrued compensation and benefits	36,785	34,772
Current portion of operating lease liabilities	10,471	10,331
Other accrued expenses and current liabilities	32,238	30,982
Deferred revenue	81,737	85,691
Convertible senior notes, net	191,094	—
Total current liabilities	359,390	200,754
Long-term debt, net of current portion	258	353
Convertible senior notes, net	—	188,300
Operating lease liabilities, net of current portion	24,319	24,323
Deferred revenue, non-current	8,992	9,388
Other long-term liabilities	25,141	27,414
TOTAL LIABILITIES	418,100	450,532
Commitments and contingencies
MEZZANINE EQUITY	784	784
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 45,494 and 44,216 shares as of March 31, 2021, and December 31, 2020, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 29,601 and 30,111 shares as of March 31, 2021, and December 31, 2020, respectively	3	3
Additional paid-in capital	484,584	474,669
Accumulated deficit	(78,933)	(93,293)
Accumulated other comprehensive loss	(6,629)	(2,797)
TOTAL STOCKHOLDERS’ EQUITY	399,029	378,586
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$817,913	$829,902

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2021	2020
Revenue
License	$96,395	$77,543
Maintenance and other services	33,146	30,900
Total software	129,541	108,443
Software related services	8,098	6,934
Total software and related services	137,639	115,377
Client engineering services	10,677	13,878
Other	1,847	2,208
Total revenue	150,163	131,463
Cost of revenue
License	5,395	5,523
Maintenance and other services	11,555	10,455
Total software *	16,950	15,978
Software related services	6,122	5,489
Total software and related services	23,072	21,467
Client engineering services	8,888	11,318
Other	1,462	1,712
Total cost of revenue	33,422	34,497
Gross profit	116,741	96,966
Operating expenses:
Research and development *	38,276	31,467
Sales and marketing *	32,070	28,099
General and administrative *	23,926	22,346
Amortization of intangible assets	4,877	3,840
Other operating income, net	(617)	(891)
Total operating expenses	98,532	84,861
Operating income	18,209	12,105
Interest expense	2,973	2,813
Other expense (income), net	835	(1,390)
Income before income taxes	14,401	10,682
Income tax expense	41	4,652
Net income	$14,360	$6,030
Income per share:
Net income per share attributable to common stockholders, basic	$0.19	$0.08
Net income per share attributable to common stockholders, diluted	$0.18	$0.08
Weighted average shares outstanding:
Weighted average number of shares used in computing net income per share, basic	74,651	72,623
Weighted average number of shares used in computing net income per share, diluted	79,295	77,004

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended March 31,
	2021	2020
Cost of revenue – software	$1,158	$366
Research and development	3,186	1,428
Sales and marketing	3,468	727
General and administrative	1,836	650
Total stock-based compensation expense	$9,648	$3,171

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Three Months Ended March 31,
(In thousands)	2021	2020
OPERATING ACTIVITIES:
Net income	$14,360	$6,030
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,686	5,660
Provision for credit loss	89	338
Amortization of debt discount and issuance costs	2,800	2,653
Stock-based compensation expense	9,648	3,171
Deferred income taxes	(687)	(6,001)
Other, net	(18)	7
Changes in assets and liabilities:
Accounts receivable	8,768	14,463
Prepaid expenses and other current assets	(805)	1,184
Other long-term assets	(3,628)	(321)
Accounts payable	(767)	(3,001)
Accrued compensation and benefits	2,626	(2,581)
Other accrued expenses and current liabilities	183	8,580
Operating lease right-of-use assets and liabilities, net	126	(17)
Deferred revenue	(2,810)	(2,129)
Net cash provided by operating activities	36,571	28,036
INVESTING ACTIVITIES:
Capital expenditures	(3,039)	(1,644)
Payments for acquisition of developed technology	(344)	(433)
Other investing activities, net	(68)	62
Net cash used in investing activities	(3,451)	(2,015)
FINANCING ACTIVITIES:
Payments on revolving commitment	(30,000)	—
Proceeds from the exercise of stock options	271	194
Other financing activities	(107)	(118)
Net cash (used in) provided by financing activities	(29,836)	76
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,331)	(2,113)
Net increase in cash, cash equivalents and restricted cash	1,953	23,984
Cash, cash equivalents and restricted cash at beginning of year	241,547	223,497
Cash, cash equivalents and restricted cash at end of period	$243,500	$247,481
Supplemental disclosure of cash flow:
Interest paid	$47	$15
Income taxes paid	$2,381	$1,831
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$—	$29
Property and equipment in accounts payable, other current liabilities and other liabilities	$619	$382

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net income and net income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended March 31,
(in thousands, except per share amounts)	2021	2020
Net income	$14,360	$6,030
Stock-based compensation expense	9,648	3,171
Amortization of intangible assets	4,877	3,840
Non-cash interest expense	2,800	2,648
Restructuring expense	3,346	—
Impact of non-GAAP tax rate	(9,077)	(637)
Non-GAAP net income	$25,954	$15,052

Net income per share - diluted	$0.18	$0.08
Non-GAAP net income per share - diluted	$0.31	$0.19

GAAP diluted shares outstanding:	79,295	77,004
Non-GAAP diluted shares outstanding:	83,400	78,400

The following table provides a reconciliation of Adjusted EBITDA to net income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2021	2020
Net income	$14,360	$6,030
Income tax expense	41	4,652
Stock-based compensation expense	9,648	3,171
Interest expense	2,973	2,813
Depreciation and amortization	6,686	5,660
Restructuring expense	3,346	—
Special adjustments, interest income and other	(94)	(654)
Adjusted EBITDA	$36,960	$21,672

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2021	2020
Net cash provided by operating activities	$36,571	$28,036
Capital expenditures	(3,039)	(1,644)
Free cash flow	$33,532	$26,392

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2021		Year Ending December 31, 2021
(in thousands)	Low	High	Low	High
Net loss	$(23,700)	$(21,800)	$(37,600)	$(29,800)
Stock-based compensation expense	11,100	11,100	44,200	44,200
Amortization of intangible assets	4,700	4,700	17,700	17,700
Non-cash interest expense	2,800	2,800	11,400	11,400
Restructuring expense	2,000	2,000	5,300	5,300
Impact of non-GAAP tax rate	3,200	2,800	(3,000)	(4,800)
Non-GAAP net income	$100	$1,600	$38,000	$44,000

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2021		Year Ending December 31, 2021
(in thousands)	Low	High	Low	High
Net loss	$(23,700)	$(21,800)	$(37,600)	$(29,800)
Income tax expense	3,200	3,300	10,400	10,600
Stock-based compensation expense	11,100	11,100	44,200	44,200
Interest expense	3,000	3,000	12,000	12,000
Depreciation and amortization	6,500	6,500	24,900	24,900
Restructuring expense	2,000	2,000	5,300	5,300
Special adjustments, interest income and other	(100)	(100)	(200)	(200)
Adjusted EBITDA	$2,000	$4,000	$59,000	$67,000